UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2012, each of the eight non-employee members of our Board of Directors (Mark J. Adler, M.D., Neil F. Dimick, Jerome C. Keller, James V. Manning, Abdool Rahim Moossa, M.D., Herman Sarkowsky, Joseph E. Smith and Stanley S. Trotman, Jr.) voluntarily forfeited a grant of 13,200 non-qualified options to purchase WebMD Common Stock made on January 1, 2011, 3,300 of which were vested and 9,900 of which were unvested. These options had an exercise price of $51.06 per share. A copy of the form of agreement between each of the non-employee directors and WebMD Health Corp. (“WebMD”) entered into in connection with the forfeitures is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Also on February 23, 2012, each of the executive officers of WebMD and Kevin Cameron, an employee who is a member of our Board of Directors, voluntarily forfeited the grants of non-qualified options to purchase WebMD Common Stock described below:

Name and Title	Option Grant Date	Vested Options	Unvested Options	Exercise Price

Kevin Cameron Special Advisor to the Chairman; Member of the Board of Directors	06/28/10	16,250	48,750		$46.81

Gregory Mason Executive Vice President, Consumer Services	06/21/11	—	175,000		$45.82

William Pence Executive Vice President & Chief Technology Officer	11/01/07 06/28/10	150,000 18,750	— 56,250	$ $	45.23 46.81

Anthony Vuolo Interim Chief Executive Officer; Chief Financial Officer	06/28/10	25,000	75,000		$46.81

Douglas W. Wamsley Executive Vice President, General Counsel & Secretary	06/28/10	18,750	56,250		$46.81

Martin J. Wygod Chairman of the Board	06/28/10	18,750	56,250		$46.81

Steven Zatz, M.D. Executive Vice President, Professional Services	06/28/10	18,750	56,250		$46.81

A copy of the form of agreement between each of the executive officers and WebMD entered into in connection with the forfeitures is attached hereto as Exhibit 10.2 and is incorporated herein by reference. In addition to the above, 65,000 options were forfeited by another executive of WebMD who is not a director or executive officer.

None of the directors or executives received any consideration in exchange for the forfeiture of stock options described above. Upon the forfeiture of those stock options, the 960,600 shares underlying those options became available for grants under the WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan (the “Plan”). The forfeitures by the directors and executives of those stock options were intended to allow WebMD to use the shares that became available under the Plan to attract new employees and to motivate and retain current key employees.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Form of Agreement to Forfeit Non-Qualified Options, dated as of February 23, 2012, between the Registrant and Each of its Non-Employee Directors

10.2	Form of Agreement to Forfeit Non-Qualified Options, dated as of February 23, 2012, between the Registrant and Certain Executives

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: February 28, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Agreement to Forfeit Non-Qualified Options, dated as of February 23, 2012, between the Registrant and Each of its Non-Employee Directors

10.2	Form of Agreement to Forfeit Non-Qualified Options, dated as of February 23, 2012, between the Registrant and Certain Executives